SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant []

Check the appropriate box:

   [] Preliminary proxy statement.    [] Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2).

   [X] Definitive proxy statement.

   [] Definitive additional materials.

   [] Soliciting material pursuant to Rule 14a-12.

                              ATWOOD OCEANICS, INC.
                (Name of Registrant as Specified in Its Charter)

                              ATWOOD OCEANICS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transactions applies:  N/A
    (2)   Aggregate number of securities to which transaction applies:  N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined: N/A
    (4)   Proposed maximum aggregate value of transaction: N/A
    (5)   Total fee paid:  None

[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided  by Exchange  Act
Rule 0-11(a)(2) and identified the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:  N/A
         (2)      Form, schedule or registration statement no.:  N/A
         (3)      Filing party:  N/A
         (4)      Date filed:  N/A

                              ATWOOD OCEANICS, INC.

                           15835 PARK TEN PLACE DRIVE
                              HOUSTON, TEXAS 77084



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                 Houston, Texas
                                                               January 16, 2004

To the Shareholders of
ATWOOD OCEANICS, INC.:

     Notice is hereby given that, pursuant to the provisions of the Amended and Restated Bylaws of Atwood Oceanics, Inc., the Annual Meeting of the Shareholders of Atwood Oceanics, Inc. will be held at the principal executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, in the City of Houston, Texas 77084, at 10:00 o'clock A.M., Houston Time, on Thursday, February 12, 2004, for the following purposes:

1. To elect six (6) members of the Board of Directors for the term of office specified in the accompanying Proxy Statement.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 31, 2003 will be entitled to notice of and to vote at the Annual Meeting.

     Shareholders are cordially invited to attend the meeting in person. Those who will not attend are requested to sign and promptly mail the enclosed proxy for which a stamped return envelope is provided.


By Order of the Board of Directors


                                                     /s/ James M. Holland
                                                     JAMES M. HOLLAND, Secretary

                         ANNUAL MEETING OF SHAREHOLDERS
                              ATWOOD OCEANICS, INC.
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                                January 16, 2004

                        SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock, par value $1.00 per share ("Common Stock") of Atwood Oceanics, Inc., (hereinafter sometimes referred to as "we", "us", "our" or the "Company") of record at the close of business on December 31, 2003 will be entitled to vote at the Annual Meeting of Shareholders to be held February 12, 2004 at 10:00 o'clock A.M., Houston Time, at our principal executive offices, 15835 Park Ten Place Drive, Houston, Texas, 77084 and at any and all adjournments thereof.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy, when executed and not so revoked, will be voted in accordance therewith. This proxy material is first being mailed to shareholders on January 16, 2004.

                         PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of Atwood Oceanics, Inc. In addition to solicitation by mail, we may request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners of stock and to secure their voting instructions, if necessary. Further solicitation of proxies may be made by telephone, mail, facsimile, or oral communication with some of our shareholders, following the original solicitation. All such further solicitation will be made by our regular employees and the cost will be borne by us.


                                VOTING SECURITIES

     At the close of business on December 31, 2003, the time which has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the meeting, we had 13,852,301 shares of Common Stock outstanding.

     The election as directors of the persons nominated in this proxy statement will require the vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will operate to prevent the election of the directors nominated in this Proxy Statement or the approval of such other matters as may properly come before the meeting to the same extent as a vote withholding authority to vote for the election of directors so nominated or a vote against such other matters.

     Each share of Common Stock entitles its owner to one vote except with respect to the election of directors. With respect to the election of directors, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or to distribute the votes so cumulated among as many candidates as he may desire. In the event of cumulative voting, the candidates for directors receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     If a shareholder desires to exercise his right to cumulate votes for directors, the laws of the State of Texas, the State in which we are incorporated, require the shareholder to give our Secretary written notice of such intention on or before the day preceding the meeting. Such notice should be sent to: Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, Attn:
James M. Holland. If any shareholder gives such notice, all shareholders have the right to use cumulative voting at the meeting. The persons appointed by the enclosed form of proxy are not expected to exercise the right to cumulate votes for election of the directors named elsewhere in this Proxy Statement, although such persons shall have discretionary authority to do so. PRINCIPAL SHAREHOLDERS

     The following table reflects certain information known to us concerning persons beneficially owning more than 5% of our outstanding Common Stock as of December 31, 2003 (except as otherwise indicated). The information set forth below, other than with respect to Helmerich & Payne International Drilling Co. ("H&PIDC"), is based on materials furnished to us in connection with Securities and Exchange Commission ("SEC") filings by or on behalf of the shareholders named below, as of various dates during our fiscal year and on information provided by Zacks Investment Research, Inc. ("Zacks") in reports prepared for us. Unless otherwise noted, each shareholder listed below has sole voting and dispositive power with respect to the shares listed.


Name and Address                                    Shares Owned      Percent
----------------                                    Beneficially      of Class
                                                    ------------      --------
Helmerich & Payne Intl. Drilling Co.  (1) -------     3,000,000        21.66%
         1437 South Boulder Avenue
         Tulsa, Oklahoma 74119
T. Rowe Price Associates, Inc. (2)---------------     1,378,900         9.95%
         100 E. Pratt Street
         Baltimore, Maryland  21202
Select Equity Group, Inc. (3)--------------------       968,300         6.99%
Select Offshore Advisors, LLC (3)
George S. Loening (3)
         380 Lafayette Street, 6th Floor
         New York, New York 10003
Artisan Partners LP (4)--------------------------        726,400        5.24%
         1000 North Water Street
         Milwaukee, Wisconsin 53202
-------------------

(1) Mr. Helmerich, a current Director of the Company and Director nominee, is President, Chief Executive Officer and a director, of Helmerich & Payne, Inc.("H & P"). Mr. Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of H & P, which has one hundred percent (100%) ownership of H&PIDC, which currently owns of record and beneficially 3,000,000 shares of our Common Stock. Mr. Helmerich has disclaimed beneficial ownership of the Common Stock owned by H&PIDC.

2) The information set forth above concerning shares of Common Stock beneficially owned by T. Rowe Price Associates, Inc. ("T. Rowe
        Price") was obtained from a report dated January 5, 2004 prepared by Zacks for us and Amendment No. 2 to Schedule 13G dated February 14, 2003 filed with the SEC by T. Rowe Price. According to the Schedule 13G,
        T. Rowe Price has sole voting power with  respect  to  351,200 shares and sole dispositive power with respect to 1,347,500 shares of our Common Stock. We do not have any information on voting or dispositive power with respect to 31,400 shares of our Common
        Stock acquired by T. Rowe Price subsequent to the filing of Schedule 13G dated February 14, 2003. T. Rowe Price has disclaimed beneficial ownership of our Common Stock.

(3) The information set forth above concerning shares of Common Stock beneficially owned by Select Equity Group, Inc. ("Select"), Select Offshore Advisors, LLC ("Select Offshore") and George S. Loening ("Loening"), collectively referred to as "Select Group", was obtained from a report dated January 5, 2004 prepared by Zacks for us and
        Schedule 13G filed June 25, 2003 filed with the SEC by Select Group. According to the aforementioned Schedule 13G, at the time of the filing, Loening is controlling shareholder of Select and Select Offshore. At the time of the filing of the Schedule 13G, the Select Group beneficially owned 740,900 shares of our Common Stock. At the time of the filing of the Schedule 13G, Select had sole voting and sole disposition power with respect to 329,800 shares of our Common Stock.
        At the time of the filing of the Schedule 13G, Select Offshore had sole voting and sole disposition power with respect to 411,100 shares of our Common Stock. At the time of the filing of the
        Schedule 13G, Loening had sole voting and sole disposition power with respect to 740,900 shares of our Common Stock. We do not have any information with respect to 227,400 shares of our Common Stock acquired by Select Group subsequently to the filing of Schedule 13G on June 25, 2003.

(4) The information set forth above concerning shares of Common Stock beneficially owned by Artisan Partners LP ("Artisan") was obtained from a report dated January 5, 2004 prepared by Zacks for us. Based upon reports prepared by Zacks, Artisan became a stockholder owning more than five percent (5%) of our outstanding Common Stock some time during the second half of 2002. The Company has not received any material from Artisan in connection with SEC filings and thus, does not have any information on voting or dispositive power that Artisan may have with respect to any shares of our Common Stock.


             COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the amount of Common Stock beneficially owned as of the close of business on December 31, 2003 by each of the directors, by each of the executive officers, and by all directors and executive officers as a group. Unless otherwise indicated below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Director,                                 Shares Owned        Percent
Executive Officer or Group                        Beneficially        of Class
--------------------------                        ------------        --------
Deborah A. Beck                                        300               (1)
Robert W. Burgess                                    2,500 (2)           (1)
George S. Dotson                                       500 (2)           (1)
Hans Helmerich                                         500 (2) (3)       (1)
William J. Morrissey                                   900 (2)           (1)
John R. Irwin                                       88,450 (4)           (1)
James M. Holland                                    51,284 (5)           (1)
Glen P. Kelley                                      55,300 (6)           (1)
All directors and executive officers
 as a group (8 persons)                            199,734 (7)          1.44%
------------

      (1) Less than 1%.
      (2) Includes 500 shares which may be acquired upon exercise of options.
      (3) See Note (1) on page 3 for more information.
      (4) Includes 88,250 shares which may be acquired upon the exercise of options.
      (5) Includes 49,150 shares which may be acquired upon the exercise of options.
      (6) Includes 55,000 shares which may be acquired upon the exercise of options.
      (7) Includes 194,670 shares which may be acquired upon the exercise of options.


                               EXECUTIVE OFFICERS

         Set forth below are our executive officers. The office held, date of first election to that office and the age of each officer as of the close of business on December 31, 2003 are indicated opposite his name.

                                                      Date of
                                                       First
Name                       Offices Held               Election         Age
----                       ------------               --------         ---

John R. Irwin              President and Chief          March           58
                           Executive Officer            1993

James M. Holland           Senior Vice President        October         58
                           and Secretary                1988

Glen P. Kelley             Vice President -             October         55
                           Contracts and                1988
                           Administration


     No family relationship exists between any of the above executive officers. All of our officers serve at the pleasure of the Board of Directors and may be removed at any time with or without cause.

     Mr. Irwin joined us in July 1979, serving as Operations Manager - Technical Services. He was elected Vice President - Operations in November 1980, Executive Vice President in October 1988, President and Chief Operating Officer in November 1992, and President and Chief Executive Officer in March 1993.

     Mr. Holland joined us as Accounting Manager in April 1977. He was elected Vice President - Finance in May 1981 and Senior Vice President and Secretary in October 1988.

     Mr.   Kelley   rejoined  us  in  January  1983  as  Manager  of  Operations
Administration. He was elected Vice President - Contracts and Administration in October 1988.


ITEM 1 -  ELECTION OF DIRECTORS

     At the meeting, six (6) Directors (leaving one position vacant) are to be elected for terms of one year each. Although our Amended and Restated Bylaws provide that the Board of Directors consists of seven (7) persons, we have not yet identified a suitable nominee to fill the vacancy. Accordingly, only six (6) persons are nominated for election as directors, and shares may not be voted for a greater number of persons than the number of nominees named.

     The persons  named in the enclosed form of proxy (James M. Holland and Glen
P. Kelley) have advised that they will vote all shares represented by proxies for the election of the six (6) nominees for director listed below, unless authority to so vote is withheld by the shareholder. Such persons will have the discretion to cumulate the votes of the shares represented by proxy, although the exercise of such discretion is not expected. If any of the nominees listed below becomes unavailable for any reason, the shares represented by the proxies will be voted for the election of such person, if any, as may be designated by the Board of Directors.


                          Present        Served as
                          Position       a Director
                          with the       Continuously      Term to
Nominees                  Company        Since             Extend to     Age
---------                 --------       ------------      ---------    -----
Deborah A. Beck           Director       February          February       56
                                           2003              2005

Robert W. Burgess         Director       September         February       62
                                           1990              2005

George S. Dotson          Director       February          February       63
                                           1988              2005

Hans Helmerich            Director       February          February       45
                                           1989              2005

John R. Irwin            Director,       November          February       58
                         President         1992              2005
                         and Chief
                         Executive
                         Officer

William J. Morrissey     Director        November          February       76
                                           1969              2005


     At all times during the previous five (5) years, Ms. Beck has been employed by the Northwestern Mutual Life Insurance Company in various executive capacities including Executive Vice President - Planning and Technology, Senior Vice President - Insurance Operations, Vice President - New Business, and Vice President of Policy Benefits. Ms. Beck served in the legal department for six
(6) years, three (3) of which she served as Assistant General Counsel. Northwestern Mutual is a leading direct provider of individual life insurance and offers insurance products, investment products and advisory services. Ms. Beck's current role as Executive Vice President - Planning and Technology of Northwestern Mutual entails responsibility for strategic planning, merger and acquisition activity, information technology and project management. Ms. Beck's division has a budget of $290 million per year and she oversees the direction of 750 employees.

     Until his retirement in 1999, Mr. Burgess served for over five (5) years as Chief Financial Officer (Senior Vice President) for CIGNA Investment Division, CIGNA Companies. CIGNA is a diversified financial services company with major businesses in insurance, health care, pensions and investments.

     At all times during the previous five (5) years, Mr. Dotson has served as Vice President - Drilling of H&P and President of H&PIDC. H&P is an energy-oriented company engaged in contract drilling. He serves as a director of H&P, which as a result of its ownership of our Common Stock through its subsidiary H&PIDC, may be deemed an affiliate of the Company. He also serves as a director of Varco International, Inc. However, the Board of Directors has determined that H&P and H&PIDC do not meet the definition of an affiliate under the new recently adopted (revised) New York Stock Exchange listing standards.

     At all times during the previous five (5) years, Mr. Helmerich has served as the Chief Executive Officer as well as a director of H&P, which as a result of its ownership of our Common Stock through its subsidiary H&PIDC, may be deemed an affiliate of the Company. However, the Board of Directors has determined that H&P and H&PIDC do not meet the definition of an affiliate under the new recently adopted (revised) New York Stock Exchange listing standards.

     Mr. Irwin has been employed by us in various executive capacities for the last twenty-five (25) years; of which, the last eleven years he has been President and Chief Executive Officer.

     Mr. Morrissey served as director and Vice Chairman of the Board of Directors of Marine Corporation until the end of 1987 when Marine Corporation was acquired by Banc One Corporation, Columbus, Ohio. Mr. Morrissey is currently retired.

     The Company has standing Audit, Compensation, Executive and Nominating & Corporate Governance Committees. The Audit Committee members are Ms. Beck and Messrs. Burgess, Dotson and Morrissey. Mr. Burgess is the "Financial Expert" member of the Audit Committee. This Committee functions to review in general terms the Company's accounting policies and audit procedures and to supervise internal accounting controls. The Audit Committee held seven (7) meetings during fiscal year 2003, of which four (4) were telephone conferences. The Executive Committee composed of Messrs. Dotson, Helmerich and Irwin, meets frequently, generally by telephone conference, for review of major decisions and to act as delegated by the Board of Directors. The Compensation Committee members, Ms. Beck, Messrs. Burgess and Dotson, are responsible for administration of the Company's stock option plans, and for review and approval of all salary and bonus arrangements. During fiscal year 2003, there were two (2) meetings of the Compensation Committee. The Nominating & Corporate Governance Committee composed of Ms. Beck and Messrs. Burgess, Dotson, Hans Helmerich and Morrissey is to assist the Board of Directors ("Board") regarding the appropriate size and composition of the Board, as well as monitoring and making recommendations regarding the Board's performance. The Nominating & Corporate Governance Committee held two (2) meeting during fiscal year 2003.

     The Nominating & Corporate Governance Committee charter requires independence under the New York Stock Exchange Listing Standards. Mssrs. Dotson and Helmerich are not "independent" as defined by Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards in effect during fiscal year 2003 due to their key employment positions with H&P and its wholly-owned subsidiary, H&PIDC. H&P and H&PIDC may be deemed to be affiliates of the Company under those listing standards. However, the Board has made a determination that under the new recently adopted (revised) New York Stock Exchange listing standards, H&P and H&PIDC do not meet the definition of affiliates. Therefore, under the revised current listing standards, Mssrs. Dotson and Helmerich are independent. The Nominating & Corporate Governance Committee will consider all director nominees recommended to it, including those recommended by third parties such as shareholders. Such nominations should be directed to any member of the Nominating & Corporate Governance Committee. The Company does not have a specific process for communications between shareholders and the Nominating & Corporate Governance Committee.

     The Nominating & Corporate Governance Committee will evaluate nominees for the following: personal qualities such as leadership, statesmanship and responsiveness; general management qualities such as a global perspective on the business, short term results, strategic thinking and planning, knowledge of the business and preparedness; financial expertise such as value creation, capital planning, and communications with the financial investment communities; and qualities relating to the use of human resources such as developing management talent and creating an effective organization. The Company plans to post the charter of the Nominating & Corporate Governance Committee on its website, www.atwd.com, but has not yet done so. A copy of the Nominating & Corporate Governance Committee Charter is attached as Appendix A of this Proxy Statement.

     Five (5) meetings of the Board of Directors were held during fiscal year 2003, all of which were regularly scheduled meetings. Each director attended, during the time of his or her membership, at least seventy-five (75%) percent of Board of Director and Committee meetings to which he or she was assigned. The Company does not have a policy with regard to Board of Directors' attendance at the annual meeting. Last year, one member of the Board of Directors, Mr. Irwin, attended the annual meeting. The Company does not have a specific process for communications between shareholders and the Board of Directors as it has not had sufficient past interest from shareholders in such communications to warrant implementation of policies and procedures in that year.

Required Vote for Election of Directors

     Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF THE PERSONS NOMINATED HEREIN.







                             EXECUTIVE COMPENSATION


     In accordance with the SEC executive compensation disclosure requirements under Item 402 of Regulation S-K, the following compensation tables and other compensation information are presented to enable shareholders to better understand the compensation of our executive officers.

     The Compensation Committee is composed of three (3) non-employee directors. Our compensation program is administrated by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are governed by a Charter duly adopted by the Board of Directors, which require their independence from management of the Company or their freedom from any other relationship which would interfere with their independent judgment. The Board of Directors believes all members of the Compensation Committee meet this independence requirement. Further, under the new recently adopted (revised) New York Stock Exchange listing standards, H&P and H&PIDC do not meet the definition of affiliates. Therefore, under the revised current listing standards, Mr. Dotson is independent. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval. The Company plans to post the charter of the Compensation Committee on its website, www.atwd.com, but has not yet done so. A copy of the Compensation Committee Charter is attached as appendix B of this Proxy Statement.


        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
                            ATWOOD OCEANICS, INC. (A)


TO:  The Board of Directors


     As members of the Compensation Committee, it is our duty to review compensation levels of the Company's executive officers and to administer the Company's stock option plans.

Compensation Policies for Executive Officers

     The  Company's  executive  compensation  policies  are  designed to provide competitive levels of compensation that integrate pay with the Company's performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Compensation Committee relies in large part on compensation studies for the determination of competitive compensation. These studies include salary and bonus compensation data from several competitor companies. Also, when the Compensation Committee contemplates the awarding of stock options to the Company's executives, we consider the nature and amount of stock awards made by competitor companies to their executive officers. In order to implement these objectives, we have developed a straightforward compensation package consisting of salary, discretionary annual bonus, and periodic awards of stock options pursuant to shareholder - approved stock option plans. Each element of the compensation package serves a particular purpose. Salary and bonus are primarily designed to reward current and past performance. Base salaries are conservatively set to recognize individual performance while attempting to be appropriate based upon peer group reviews. Annual bonuses to executive officers are awarded based upon corporate performance criteria, competitive considerations, and our determination of individual performance. Awards of stock options are primarily designed to tie a portion of each executive's compensation to long-term future performance. We believe that stock ownership by management through stock-based compensation arrangements is beneficial in aligning management's and stockholders' interest. The value of these awards will increase or decrease based upon the future price of the Company's stock.

     In determining executive compensation for fiscal year 2003, we considered the Company's overall historical performance and its future objectives. Shareholders equity was significantly enhanced during fiscal years 1998 through 2002 due to the Company's revenues, cash flows and net profit for the period being at their highest levels in its history. Based on the Company's performance in fiscal year 2002, we awarded bonuses (ranging from $60,000 to $140,000) in December 2002 to our executive officers and granted salary increases effective for fiscal year 2003 to the officers ranging between 5% to 8%.


     Section 162(m) of the Internal Revenue Code provides that certain compensation to certain executive officers in excess of $1 million annually will not be deductible for federal income purposes. The compensation levels of our executive officers are below the $1 million threshold.


Compensation Paid to the Chief Executive Officer

     Mr. Irwin's compensation is determined in the same manner as described for the other executive officers. Based on the Company's performance in fiscal year 2002, Mr. Irwin was awarded a $140,000 bonus paid in fiscal year 2003 and his salary for fiscal year 2003 was increased approximately 5.5%.

     In addition, the Committee in December 2002 awarded Mr. Irwin stock options to purchase 10,000 shares of stock, once again based on the Company's performance in fiscal year 2002. The Committee based this award on its subjective assessment of Mr. Irwin's performance as CEO.


                     SUBMITTED BY THE COMPENSATION COMMITTEE

George S. Dotson, Chairman   Deborah A. Beck, Member   Robert W. Burgess, Member

December 31, 2003

     A. Notwithstanding SEC filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Report of the Compensation Committee shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.



                              EXECUTIVE AGREEMENTS


     The Company entered into Executive Agreements, on September 18, 2002, with Messrs. Irwin, Holland and Kelley. The Executive Agreements address the terms of executive employment and compensation in the event of a termination of employment due to a change of control in our ownership. The Executive Agreements state that a change in control occurs (a) in the event of an acquisition or formal tender offer by any individual, entity or group of beneficial ownership of twenty percent (20%) of (i) the then outstanding shares of our Common Stock or (ii)the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (certain exceptions apply); b) sale of substantially all of our assets; or (c) a change of the majority of the members of our Board of Directors. In the event of a change of control, Messrs. Holland and Kelley shall remain in the employee of the Company following such change of control for one year and six months and Mr. Irwin shall remain in the employ of the Company for two years and six months following such change in control. During such employment terms, the executive shall receive base salary, annual bonus; incentive, savings and retirement plan benefits, welfare plan benefits; executive life insurance benefits; indemnification' expenses and vacation commensurate with those benefits that the executives enjoyed prior to the change in control. The Executive Agreements each have three
(3) year terms.


Compensation Committee Interlocks and Insider Participation

     No member of our Compensation Committee of the Board of Directors was, during the 2002-2003 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by us under Item 404 of Regulation S-K, except that Messrs. Dotson and Helmerich are executive officers of H & P, with whom we were a joint venture partner until we sold our interest to H & P in May 2003 as more fully described in "Related Transactions" on page 14 and which may be considered to be an affiliate based upon its ownership of our Common Stock.

     During the Company's  2002-2003 fiscal year, no executive officer served as
(i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as our director.


                               COMPENSATION TABLES

     The SEC compensation disclosure rules require that various compensation information be presented in various tables as set forth below.

                                                            SUMMARY COMPENSATION TABLE
                                                              Annual Compensation

                                                                                               Long Term
                                                                                               Compensation
                                                                                               (Awards)
                                                                                                -------
                                                                                               Securities
                                    Fiscal                                 Other Annual        Underlying            All Other
Name and Principal Position          Year         Salary         Bonus     Compensation         Options            Compensation (A)
---------------------------          -----        ------         -----     ------------         -----------        ----------------
                                                     $             $             $                 (#)                  ($)
John R. Irwin                        2003         355,251       140,000         ---               10,000               57,083
  President and Chief                2002         337,002       115,000         ---               25,000               50,255
    Executive Officer                2001         321,246        85,000         ---               40,000               47,180

James M. Holland                     2003         203,508       60,000          ---                 ---                29,988
  Senior Vice President              2002         194,088       50,000          ---               15,000               26,219
  and Secretary                      2001         185,196       40,000          ---               24,000               24,330

Glen P. Kelley                       2003         196,068       60,000          ---                 ---                28,473
  Vice President - Contracts         2002         182,040       50,000          ---               15,000               24,862
    and Administration               2001         171,036       40,000          ---               24,000               22,762




(A) The amounts shown in the "All Other Compensation" columns are derived from the following:


                               Annual Company
                         Contribution to the defined      Company paid term life
                              contribution plan           and insurance premiums
                              -----------------           ----------------------
                                    $                               $

Mr. Irwin        2003             49,525                         7,558
                 2002             45,200                         5,055
                 2001             42,125                         5,055

Mr. Holland      2003             26,351                         3,637
                 2002             24,409                         1,810
                 2001             22,520                         1,810

Mr. Kelley       2003             25,607                         2,866
                 2002             23,204                         1,658
                 2001             21,104                         1,658





                                                     OPTION GRANTS TABLE

                                               Individual Grants Made in Fiscal Year 2003
                    ---------------------------------------------------------------------

                    Number of                                                             Potential Realizable Value
                    Securities      Percentage of                                              at Assumed Annual
                    Underlying       Total Options                                           Rates of Stock Price
                    Options          Granted to                                           Appreciation for Option Term
                    Granted          Employees in   Exercise Price       Expiration       ----------------------------
Name                 (A)(#)          Fiscal Year      ($/Share)              Date            5%($)           10%($)
----                ---------       ------------    --------------       ----------        --------         -------

Irwin             10,000 (B)            100%              30.06           12/03/2012       189,100           479,300

Holland               ---               ---                ---               ---             ---               ---

Kelley                ---               ---                ---               ---             ---                --

_________
(A) The options were granted for a term of ten (10) years, subject to earlier termination in certain events related to termination of employment. Twenty-five percent (25%) of such options become exercisable at each of one (1) year, two (2) years, three (3) years and four (4) years, respectively, from the date of grant. Subject to certain conditions, the exercise price may be paid by delivery of already owned shares, and tax withholding obligations related to exercise may be paid by offset of underlying shares.

     (B) These options were granted on December 4, 2002 pursuant to the Company's 2001 Stock Incentive Plan.


                         OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE TABLE

                                                       Number of
                                                       Securities
                                                       Underlying
              Shares Acquired                          Unexercised             Value of Unexercised
             on Exercise during        Value           Options at             In-the-Money Options
Name           Fiscal 2003            Realized       Sept. 30, 2003           at Sept. 30, 2003 (A)
----           -----------            --------       --------------           ---------------------
                    ($)                 ($)               ($)                         ($)
                                                        Exercisable/                Exercisable/
                                                        Unexercisable               Unexercisable
                                                        -------------               -------------
Irwin               ---                  ---            78,250/66,250                 165,970/0

Holland             ---                  ---            44,650/33,750                  89,540/0

Kelley              ---                  ---            50,750/33,250                 124,220/0


----

(A) Calculated based upon the September 30, 2003 fair market value of $23.99 per share less the share price to be paid upon exercise. There is no guarantee that options will have the indicated value if and when exercised.

                             AUDIT COMMITTEE REPORT

     In accordance with the SEC audit committees communication requirements under Item 306 of Regulation S-K, the following information is presented to inform shareholders of the Audit Committee's oversight with respect to financial reporting.

                             AUDIT COMMITTEE CHARTER

     The Audit Committee is composed of four (4) non-employee Directors. The members of the Audit Committee are governed by a Charter duly adopted by the Board of Directors, which requires their independence from management of the Company or their freedom from any other relationship, which would interfere with their independent judgment. While we believe that all of the members of the Audit Committee meet the Audit Committee Charter requirements of independence, Mr. Dotson is not "independent" as defined by Section 303.01(B) (2) (a) and (3) of the New York Stock Exchange's listing standards in effect during fiscal year 2003 due to his key employment positions with H&P and its wholly-owned subsidiary, H&PIDC. H&P and H&PIDC may be deemed to be affiliates of the Company under those listing standards. However, the Board has made a determination that under Rule 10A-3 of the Exchange Act and the recently adopted (revised) New York Stock Exchange listing standards, H&P and H&PIDC do not meet the definitions of affiliates. Therefore, under the current revised listing standards, Mr. Dotson is independent. Further, the Board of Directors believes that Mr. Dotson's membership on the Audit Committee is in the best interests in the Company due to his expertise, experience, and tenure as a director of the Company. The Company plans to put the Audit Committee Charter on its website www.atwd.com, but has not yet done so. A copy of the Audit Committee Charter is attached as Appendix C of this Proxy Statement.

Report of the Audit Committee of the Board of Directors of ATWOOD OCEANICS, INC.


To:      The Board of Directors

     Management is primarily responsible for the Company's financial statements and the reporting process, including the systems of internal controls. PricewaterhouseCoopers ("PWC"), the Company's independent auditors, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted audit standards
(GAAS) and for issuing a report on those statements. As the Audit Committee, we oversee the financial reporting process and internal control system on behalf of the Board of Directors. The Audit Committee met seven (7) times during fiscal year 2003. The Audit Committee also met regularly with PWC and the internal auditors, with and without management present.

     In the course of fulfilling our oversight responsibilities, we reviewed and discussed the audited financial statements, as well as Management's Discussion and Analysis, including in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, with management and PWC.

     This  review  included  a  discussion  of,  among  others:

        o All  critical accounting policies followed by the Company;
        o The reasonableness of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including the quality of the Company's accounting principles;
        o The clarity and completeness of financial disclosures;
        o The adequacy of internal controls that could significantly affect the Company's financial statements'
        o Items that could be accounted for using alternative treatments within GAAP and the treatment preferred by PWC;
        o Any internal control points raised by PWC and any unadjusted differences noted by PWC during its audit of the Company's financial statements, and
        o The potential effects of regulatory and accounting initiatives, as well as any off balance sheet structures, on the Company's financial statements.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, by the Independence Standards Board, and have discussed with the auditors their independence. We reviewed the independence of PWC from the Company and its management and reviewed and approved the Company's policies regarding the provision of non-audit services by PWC to the Company and the hiring of employees of PWC by the Company.

As the Audit Committee, we recommended to the Board of Directors the selection of PWC as the Company's independent auditors. Additionally, we

        o Reviewed the scope of an overall plan for the annual audit and the internal audit program;
        o Reviewed fees for all services provided by PWC;
        o Consulted with management and PWC regarding risk management;
        o Reviewed the adequacy of certain financial policies;
        o Considered PWC's quality control procedures;
        o On a quarterly basis, reviewed the Company's financial results prior to their public issuance; and
        o Reviewed significant legal developments.

Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on From 10-K for the fiscal year ended September 30, 2003 to be filed with the Securities and Exchange Commission.


                              Audit Committee

                              William J. Morrissey, Chairman

                              Robert W. Burgess, Member (Financial Expert)

                              Deborah A. Beck, Member

                              George S. Dotson, Member

December 29, 2003



                     FISCAL YEAR 2003 AUDIT FIRM FEE SUMMARY

     During fiscal years 2003 and 2002, PricewaterhouseCoopers LLP provided service in the following categories and amounts.


                                         Fiscal Year
                                -------------------------
                                   2003            2002
                                ----------       --------
Audit Fees                       $ 289,100       $ 71,000
Audit-Related Fees (A)           $  47,000            ---
Tax Fees                         $     ---            ---
All Other Fees                   $     ---            ---



     The Audit Committee approves the engagement of an accountant to render audit or non-audit services prior to the engagement based upon a proposal by the accountant and an estimate of fees and expected scope of engagement. The Audit Committee has not adopted a pre-approval policy at this time, and to date, no services have been provided under a pre-approval policy.

------
  (A) These fees related to the audit of our employee benefit plan as well as consultation concerning internal controls and internal audit procedures.

           ATWOOD OCEANICS, INC. COMMON STOCK PRICE PERFORMANCE GRAPH

     COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURNS* AMONG ATWOOD OCEANICS, INC., AND THE CENTER FOR RESEARCH IN SECURITY PRICES ("CRSP") INDEX FOR THE NYSE/AMEX/NASDAQ STOCK MARKETS, AND THE PEER GROUP OF DRILLING COMPANIES.


                                      GRAPH


Index Description                   9/30/98         9/30/99       9/29/00       9/28/01    09/30/02     09/30/03
----------------                    -------         -------       -------       -------   ---------     --------

ATWOOD OCEANICS, INC.                 100.0           146.8         200.3         124.9       140.5        115.3
CRSP Index for                   NYSE/AMEX/NASDAQ
    Stock Markets (U.S.           Companies)
Self-Determined Peer Group
                                      100.0           127.2         150.5         106.9        88.4        111.9
                                      100.0           128.7         241.9         113.5       117.8        124.4



     Constituents of the Self-Determined Peer Group (weighted according to market capitalization):

Diamond Offshore Drilling, Inc. GlobalSanteFe Corporation  Rowan Companies, Inc.
ENSCO International, Inc.       Noble Corporation          Transocean, Inc.


* Assumes $100 invested on September 30, 1998; total returns assumes dividend reinvested; fiscal year ending September 30 of each year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by the regulation to furnish us with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, we believe that, during the period from October 1, 2002 through September 30, 2003, all filing requirements applicable to our officers, directors and greater than ten-percent (10%) beneficial owners were complied with.

                              RELATED TRANSACTIONS

     Upon being awarded a term contract in August 1994, we entered into a joint venture agreement with H&P (which through its wholly-owned subsidiary, H&PIDC, owns 21.66% of our Common Stock and may be deemed to be an affiliate of the Company) for the design, construction and operation of RIG-200, a platform rig. The rig has not worked since June 1999 and was retired during 2002. We and H&P each had a 50% interest in the joint venture. We invested approximately $12 million in that project. In May 2003, we sold our 50% interest in the dismantled RIG-200 to H&PIDC at its net book value of $500,000. After considering the current market for similar rigs, Mr. Irwin decided it was in the Company's best interest to make the sale based upon the net book value. The Company did not recognize a gain or a loss as a result of the sale of RIG-200. Two (2) of our directors at December 31, 2003, Messrs. Helmerich and Dotson, are directors and executive officers of H&P and H&PIDC.

                             DIRECTORS' COMPENSATION

     As compensation for services as a director of the Company, each director who is not an officer and full time employee of the Company or any of its subsidiaries was paid in fiscal year 2003 an annual retainer fee of $10,000 plus $2,500 per meeting for attendance at regular Board meetings, and $250 per meeting for attendance at meetings of the Audit and Compensation Committees. Each of our non-employee directors was also awarded 2,000 nonqualified stock options in March 2003 pursuant to our 2001 Stock Incentive Plan. These options have an exercise price of $27.32, with a term of ten years. Twenty-five percent (25%) of such options become exercisable at the end of one (1) year, two (2) years, three (3) years, and four (4) years, respectively, from the date of grant.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     From 1970 to May 14, 2002, the independent public accounting firm Arthur Andersen LLP served as our auditor. On May 14, 2002, the Company dismissed Arthur Andersen LLP as its independent public accountants and appointed PricewaterhouseCoopers LLP ("PWC") as its new independent accountants. The change in accountants was recommended by the Audit Committee and approved by the Board of Directors. Arthur Andersen's report on our consolidated financial statement for each of the years ended September 30, 2001 and 2000 did not contain any adverse opinion or disclaim of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended September 30, 2001 and 2000, and the subsequent interim period through May 14, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement, disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended September 30, 2001 and 2000 or during the subsequent interim period through May 14, 2002. PWC audited the Company's financial statements for the years ended September 30, 2003 and 2002. PWC will have representatives present at the shareholders' meeting who will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company intended to be presented for consideration at the Annual Meeting of Shareholders of the Company to be held in February, 2005 must be received by the Company no later than September 18, 2004 and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission in order to be included in the proxy statement and form of proxy related to that meeting. If notice of any shareholder proposal not eligible for inclusion in the Company's proxy statement and form of proxy is given to the Company after December 2, 2004, then proxy holders will be allowed to use their discretionary voting authority on such shareholder proposal when the matter is raised at such meeting.




                                  OTHER MATTERS

     Management does not intend to bring any other matters before the meeting and has not been informed that any matters are to be presented by others. In the event any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies under discretionary authority therein in accordance with their judgment on such matters.

     If you do not contemplate attending the meeting in person, you are respectfully requested to sign, date and return the accompanying proxy in the enclosed, stamped envelope at your earliest convenience.

     The Company will provide, without charge, upon written request of any shareholder, a copy of its Annual Report on Form 10-K including financial statements and financial statement schedules for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission. Please direct such request to James M. Holland, Secretary, Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218. Only one proxy statement and annual report are being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more such shareholders. If a shareholder desires to receive a separate copy of the proxy statement or annual report the shareholder should notify James M. Holland, the Company's Secretary at the above address and provide instructions for delivery of the separate copy. If shareholders who share an address and are receiving multiple copies of the proxy statement or annual report desire to receive only one copy of the proxy statement or annual report they should also notify Mr. Holland at the above address and provide delivery instructions.

                                    By order of the Board of Directors



                                    John R. Irwin, President

Houston, Texas
January 16, 2004

                                                                   APPENDIX A


                              ATWOOD OCEANICS, INC.
                                 CHARTER OF THE
                  NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS


Purpose and General Responsibilities

     The function of the Nominating and Corporate Governance Committee ("Committee") is to assist the Board of Directors ("Board") regarding the appropriate size and composition of the Board, monitoring and making recommendations regarding the Board's and management's performance, and assisting the Board in establishing governance guidelines.

     To perform this function, the Committee shall have the authority to perform the specific duties enumerated in this Charter and, upon the direction or approval of the Board, to undertake other activities on behalf of the Board. The Committee is authorized to request reports on matters related to its authority, its duties as described in this Charter and on any subject that it deems related to its responsibilities. All employees of the Company shall cooperate as requested by the Chairman of the Committee. The Committee shall recommend to the Board any extensions or changes in the authority or duties of the Committee that it deems appropriate.

The Committee's primary responsibilities include:


o Recommending the appropriate size of the Board and criteria for the selection of candidates to serve on the Board;
o Identifying individuals qualified to become Board members consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of shareholders;
o Developing and recommending to the Board a set of corporate governance principles applicable to the Company to be set forth in the Board's Guidelines on Significant Corporate Governance Issues;
o Monitoring compliance with the Board's Guidelines on Significant Corporate Governance Issues; and
o Administering the Board's annual self-evaluation process and sharing the results thereof with the Board for discussion and deliberation.

Membership and Organization

     The Committee shall have a Chairman appointed by the Board. The Committee shall consist of that number of directors as the Board shall determine from time to time, such number not to be less than two members. Initially, the Committee shall consist of all members of the Board, excluding employee directors. The Board may add additional members to the Committee or remove members in its sole discretion. No member of the Committee shall have a relationship to the Company that may interfere with the exercise of their independent judgment, as such independence is defined by New York Stock Exchange Listing Standards. The Committee may delegate its authority to a subcommittee or subcommittees, provided the subcommittee is composed entirely of independent directors and has a published charter.

     The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a Committee meeting.

3.       Meeting Attendance and Minutes

     The Committee shall meet at such times as the Chairman of the Committee shall designate and notice of such meetings shall be given to Committee members, in accordance with the manner set forth in the bylaws of the Company which notices of meetings of the Board are given. One-third of the Committee, but not less than two members, shall constitute a quorum for the transaction of business. Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. As necessary or desirable, the Chairman of the Committee may require that any members of management be present at meetings of the Committee. Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     The Committee shall report to the Board  periodically or as required by the
nature  of  its   duties  on  all  of  its   activities   and  shall  make  such
recommendations to the Board as the Committee decides are appropriate.

4.       Responsibilities and Duties

Nominating and Governance Committee Charter

The Committee shall review this Charter periodically for adequacy and recommend to the Board any necessary changes.

Corporate Governance Guidelines

     The Committee shall be responsible for the implementation of, and monitoring compliance with, the Guidelines on Significant Corporate Governance Issues adopted by the Board and shall make recommendations to the Board regarding any non-compliance with, or alteration of, the Guidelines as the Committee in its experience deems appropriate.

Size and Composition of the Board

     The Committee shall make recommendations regarding the size of the Board. The Committee shall also develop and recommend to the Board criteria for the selection of individuals to be considered as candidates for election to the Board. The Committee shall recommend to the Board slates of nominees for election to the Board at annual meetings of shareholders of the Company.

Selection of Directors

     The Committee shall receive suggestions concerning possible candidates for election to the Board, including all self-nominations and third-party nominations. The Committee shall review and evaluate the qualifications of all individuals identified as possible candidates for director and recommend to the Board individuals for election as directors. This function shall include, but not be limited to, making recommendations regarding:

     Individuals for vacancies occurring from time to time, including vacancies resulting from an increase in the size of the Board; and The slates of directors proposed on behalf of management at annual meetings of shareholders.

     In choosing directorial candidates, the Committee should evaluate the following: personal qualities such as leadership, statesmanship and responsiveness; general management qualities such as a global perspective on the business, short term results, strategic thinking and planning, knowledge of the business and preparedness; financial expertise such as value creation, capital planning, and communications with the financial and investment communities; and qualities relating to the use of human resources such as developing management talent and creating an effective organization.

Chief Executive Officer and Chairman of the Board Succession

     The Committee shall advise the Board concerning candidates for the positions of Chief Executive Officer and Chairman of the Board, if applicable, and conduct such investigation of such candidates as the Committee may deem appropriate. The Chairman of the Committee shall chair any executive session of the Board called for the purpose of discussing Chief Executive Officer or Chairman of the Board succession issues.

Officer Nomination and Ratification

     The Committee shall advise the Board concerning possible candidates for such positions as Chairman and Vice Chairman of the Board, if applicable, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer, and such other officers of the Company as the Committee deems appropriate. To fulfill these responsibilities, the Committee may conduct such investigations as the Committee shall deem appropriate.

Annual Board Evaluation

     The Committee shall administer the annual self-evaluation by the Board, share the evaluation results with the full Board and lead Board discussions and analysis thereof.

5.       Advisors

     The Committee shall have the authority, at the expense of the Company, to retain such independent consulting, legal and other advisors as it shall deem appropriate, without management approval. The Committee shall have the sole authority to retain, terminate, and approve the fees and retention terms of any search firm used to identify candidates.

6.       Performance Review

The performance of the Committee shall be evaluated annually by the Board.

     The Nominating and Corporate Governance Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

                                                                     APPENDIX B

                              ATWOOD OCEANICS, INC.
                  CHARTER OF THE COMPENSATION COMMITTEE OF THE
                               BOARD OF DIRECTORS

1.       Purpose and General Responsibilities

     The function of the Compensation Committee ("Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities regarding the compensation of directors, officers, and employees of the Company.

     To perform this function, the Committee shall have the authority to perform the specific duties enumerated in this Charter and, upon the direction or approval of the Board, to undertake other activities on behalf of the Board. The Committee is authorized to request reports on matters related to its authority, its duties as described in this Charter and on any subject that it deems related to its responsibilities. All employees of the Company shall cooperate as requested by the Chairman of the Committee. The Committee shall recommend to the Board any extensions or changes in the authority or duties of the Committee that it deems appropriate.

The Committee's primary responsibilities include:


o Making recommendations to the Board regarding both long and short term incentive compensation and equity-based plans for all employees of the Company;
o Recommending to the Board the compensation of directors who are not officers of the Company;
o Reviewing and approving Company goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer's performance in light of those goals and objectives, and, either as a Committee or together with the other independent directors (as directed by the Board), determining and approving the Chief Executive Officer's compensation level based on this evaluation; and
o Producing a Compensation Committee report on executive compensation as required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC; and
o Performing such general oversight and investigation functions related to Company compensation inherent to the responsibilities designated herein or set forth in future resolutions of the Board.

     The authority of the Committee with respect to any future stock option plans of the Company may be limited by the provisions of such plans as adopted by the Board and approved by the shareholders of the Company.

2.       Membership and Organization

     The Committee shall have a Chairman appointed by the Board. The Committee shall consist of that number of directors as the Board shall determine from time to time, such number not to be less than two members. The Board may add additional members to the Committee or remove members in its sole discretion. No member of the Committee shall have a relationship to the Company that may interfere with the exercise of their independent judgment, as such independence is defined by New York Stock Exchange Listing Standards. The members of the Committee shall be "non-employee directors" as that term is defined under the Securities and Exchange Commission Rule 16b-3 and "outside directors" as that term is defined for the purposes of the Internal Revenue Code, section 162(m).

     The   Committee   may  delegate  its   authority  to  a   subcommittee   or
subcommittees,   provided  that  the   subcommittee  is  composed   entirely  of
independent directors and has a published charter.

     The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a Committee meeting.

3.       Meeting Attendance and Minutes

     The Committee shall meet at such times as the Chairman of the Committee shall designate and notice of such meetings shall be given to Committee members in accordance with the manner set forth in the bylaws of the Company which notices of meetings of the Board are given. One-third of the Committee, but not less than two members, shall constitute a quorum for the transaction of business. Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. As necessary or desirable, the Chairman of the Committee may require that any members of management be present at meetings of the Committee. Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     The Committee shall report to the Board  periodically or as required by the
nature  of  its   duties  on  all  of  its   activities   and  shall  make  such
recommendations to the Board as the Committee decides are appropriate.

4.       Responsibilities and Duties

Compensation Committee Charter

     The Committee shall review this Charter periodically for adequacy and recommend to the Board any necessary changes.

Chief Executive Officer Performance and Compensation

     The Compensation Committee shall conduct annual reviews of the performance of the Company's Chief Executive Officer and fix his or her compensation as a Committee or together with the other independent directors (as directed by the Board).


Employee and Management Compensation

     The Committee shall review the Company's salaried and management compensation practices, including the methodologies for setting employee and officer salaries, and shall fix the salary and other compensation of all officers of the Company.

Compensation Plans and Programs

     The Committee shall approve, and recommend standards for, the Company's compensation programs and plans, including, but not limited to, the Company's various incentive compensation, retirement, and other benefit plans.

Director Compensation

     The Committee shall recommend to the Board the compensation for outside directors.

Stock Option Plans

     The Committee shall administer the Company's stock option plans in accordance with the responsibilities assigned to the Committee under any and all such plans.

Insurance for Directors and Officers

     The Committee shall review appropriate insurance coverage for directors and officers of the Company.

5.       Advisors

     The Committee shall have the authority, at the expense of the Company, to retain such independent consulting, legal and other advisors as it shall deem appropriate, without management approval. The Committee shall have the sole authority to retain, terminate, and approve the fees and retention terms of compensation consultants.

6.       Performance Review

     The performance of the Committee shall be evaluated annually by the Board.

     The Compensation Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

                                                                    APPENDIX C


                              ATWOOD OCEANICS, INC.
                      CHARTER OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS


1.       Purpose and General Responsibilities

     The function of the Audit Committee ("Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities regarding the
(i) reporting practices of the Company and the quality and integrity of financial reports of the Company; (ii) the Company's compliance with legal and regulatory requirements; (iii) review of the independent auditor's qualifications and independence and (iv) review of the performance of the internal audit function and the independent auditors. Further, the Committee shall assist the Board regarding its duty to accurately, completely and fairly present the Company's financial condition and operations to its shareholders and the investment community. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

     The  policies  and   procedures  of  the  Committee  in  carrying  out  its
responsibilities should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     To perform this function, the Committee shall have the authority to perform the specific duties enumerated in this Charter and, upon the direction or approval of the Board, to undertake other activities on behalf of the Board. The Committee is authorized to request reports on matters related to its authority, its duties as described in this Charter and on any subject that it deems related to its responsibilities. All employees of the Company shall cooperate as requested by the Chairman of the Committee. The Committee shall recommend to the Board any extensions or changes in the authority or duties of the Committee that it deems appropriate.

The Committee's primary responsibilities include:


o    Selection and oversight of independent auditors;
o Meeting with the independent auditors and financial management of the Company to review the scope of the audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, reviewing the results of such audit, including any comments or recommendations of the independent auditors;
o Reviewing with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company;
o Reviewing reports from the independent auditor regarding the auditor's independence and any disagreements with management on financial, accounting, or reporting matters;
o    Monitoring the integrity and effectiveness of the Company's Disclosure
     Controls;
o Discussing with the officers of the Company all relevant information with respect to the Committee's preparation of the Disclosure Statements and the Committee's evaluation of the effectiveness of the Company's Disclosure Controls and preparing the Audit Committee report related thereto which is required to be included in the Company's annual proxy statement;
o    Monitoring the filing of periodic reports; and
o Investigating any matter brought to its attention within the scope of its duties.


     The Committee has no authority with respect to the granting of options to directors eligible to receive stock options under already existing stock option plans. The authority of the Committee with respect to any future stock option plans of the Company may be limited by the provisions of such plans as adopted by the Board and approved by the shareholders of the Company.

2.       Membership and Organization

     The Committee shall have a Chairman appointed by the Board. The members of the Committee shall be financially literate, as that term is defined from time to time by the New York Stock Exchange Listing Standards and as determined by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Committee shall consist of that number of directors as the Board shall determine from time to time, such number not to be less than three members. No member of the Committee shall have a relationship to the Company that may interfere with the exercise of their independent judgment, as such independence is defined by New York Stock Exchange Listing Standards. The members of the Committee shall be "non-employee directors" as that term is defined under the Securities and Exchange Commission ("SEC") Rule 16b-3.

     Each member of the Committee must be financially literate, as such qualification in interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee shall in the judgment of the Board be an Audit Committee Financial Expert as defined by the SEC.

     The   Committee   may  delegate  its   authority  to  a   subcommittee   or
subcommittees.

     The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a Committee meeting.

3.       Meeting Attendance and Minutes

     The Committee shall meet at such times (not less than four per year) as the Chairman of the Committee shall designate and notice of such meetings shall be given to Committee members in accordance with the manner set forth in the bylaws of the Company which notices of meetings of the Board are given. One-third of the Committee, but not less than two members, shall constitute a quorum for the transaction of business. Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all members of the Committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. As necessary or desirable, the Chairman of the Committee may require that any members of management be present at meetings of the Committee. Members of the Committee may participate in a meeting through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     The Committee shall report to the Board  periodically or as required by the
nature  of  its   duties  on  all  of  its   activities   and  shall  make  such
recommendations to the Board as the Committee decides are appropriate.

4.       Responsibilities and Duties

Audit Committee Charter

     The Committee shall review this Charter periodically for adequacy and recommend to the Board any necessary changes.

Selection of Independent Auditors

     The Committee shall be solely responsible for the selection of independent auditors to audit the financial statements of the Company and its subsidiaries. The Committee has the sole authority to approve all audit engagement agreements and terms.

     In connection with its continual assessment of the independence of the outside auditor, the Committee shall pre-approve the retention of the outside auditor for any significant non-audit service and any fee for such service.

Review of Financial Controls

     The Committee shall review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee shall receive and review reports from financial management on the status of implementation of recommendations to improve internal controls. The review should include a discussion of the responsibilities, budget and staffing of the Company's internal audit function. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

Review of Financial Statements and Accounting Principles

     The Committee shall review with management and the independent auditors at the completion of the annual examination:

     the Company's annual financial statements and related footnotes; review the Company's disclosures in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's periodic reports; the independent accountant's audit of the financial statements and report thereon; any major issues regarding, or significant changes in, accounting principles or financial statement presentations; any special audit steps adopted in light of material control deficiencies; significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; 1 the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; any serious difficulties or disputes with management encountered during the course of the audit; discuss policies with respect to risk assessment and risk management; and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     The Committee shall inquire as to whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. The Committee shall also inquire as to the auditor's view of the quality of the Company's accounting principles employed, including any principles employed which are deemed minority practices.

Disclosure and Periodic Reports

     The Committee shall review reports (made at least annually) from the independent auditor regarding the (i) the firm's internal quality-control procedures; (ii) auditor's independence (setting forth all relationships between the auditor and the Company); and (iii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     The Committee shall also review any disagreements with management on financial, accounting or reporting matters, and discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor or satisfactory resolution of any disagreements on financial, accounting, or reporting matters

     The committee shall report, including any recommendations of the Committee, required by the rules of the SEC to be included in the Company's annual proxy statement.

Independence from Management

     The Committee shall ensure that the independent auditor has sufficient opportunity to meet with the members of the Committee without the members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel and the cooperation that the independent auditors received during the course of the audit.

     The Committee shall also separately, periodically meet with management and internal auditors or other personnel responsible for internal audit functions.

Interim Financial Report

     The Committee shall review the interim financial report before it is filed with the SEC or other regulators.

No Duty to Conduct Audits

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent auditor.

Financial Human Resources

     The Committee shall review accounting and financial human resources and succession planning with the Company and shall report its findings to the Nominating and Corporate Governance Committee for its review.

     The Committee shall set clear hiring policies for employees or former employees of independent auditors.

Code of Ethics for the Chief Executive Officer and Senior Financial Officers

     The Committee shall review and revise, as necessary, the Company's Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

Disclosure Controls

     The Committee shall design and establish controls and other procedures (which may include procedures currently used by the Company) that are designed to ensure that (i) information required by the Company to be disclosed to the SEC and other written information that the Company will disclose to the investment community is recorded, processed, summarized and reported accurately and on a timely basis and (ii) information is accumulated and communicated to management as appropriate to allow timely decisions regarding such required disclosure ("Disclosure Controls").

Disclosure Statements

     The Committee  shall review and supervise the  preparation of the Company's
(i) periodic and current reports, proxy statements, information statements, registration statements and any other information filed with the SEC, (ii) press releases containing financial information, earnings information, information about material acquisitions or dispositions and other information material to the Company's shareholders, and (iii) correspondence containing financial information broadly disseminated to shareholders (collectively, the "Disclosure Statements") and disclosure policies for financial information displayed on the Company's corporate/investor relations Web site.

Annual and Quarterly Reports

     The Committee shall evaluate the effectiveness of the Company's Disclosure Controls within 90 days prior to the filing of the Company's Annual Report on Form 10-K and as reasonably practical prior to each Quarterly Report on Form 10-Q (collectively, the "periodic reports"). The Committee shall provide a certification to the appropriate officers prior to filing with the SEC of each periodic report as to (i) the Committee's compliance with its policies and procedures and proper performance of the responsibilities which have been assigned to it and (ii) the Committee's conclusions resulting from its evaluation of the effectiveness of the Disclosure Controls.

Additional Areas of Review

The Committee may participate in other areas of review as designated by the Board, including, but not limited to, the following:

Senior Officer Expenses - At least annually (or more frequently as circumstances require), the Committee shall review the expenses of the senior officers of the Company.

Transactions with Management - The Committee shall review past or proposed transactions between the Company, members of management, directors and associates of directors.

Information Technology - The Committee shall receive an annual report on the adequacy of the Company's computerized information system controls and related security.

Income Tax Matters - At least annually (or more frequently as circumstances require), the Committee shall receive a report from the Company's Chief Financial Officer regarding certain income tax matters, including the status of income tax reserves and governmental tax audits.

Derivative Securities - At least annually (or more frequently as circumstances require), the Committee shall receive a report from the Company's Chief Financial Officer on the Company's use of derivative securities, if any.


Whistleblower Program

     The Committee shall review all complaints made in accordance with the Company's Policy on Reporting and Investigating Known or Suspected Improper Activities (Whistleblower Policy) and Policy for Protection of Whistleblowers from Retaliation and Guidelines for Reviewing Retaliation Complaints (Whistleblower Protection Policy). The Committee will comply and carry out all duties assigned to it pursuant to the Whistleblower Policy and Whistleblower Protection Policy.

5.       Advisors

     The Committee shall have the authority, at the expense of the Company, to retain such independent consulting, legal and other advisors as it shall deem appropriate, without management approval.

6.       Performance Review

     The performance of the Committee shall be evaluated annually by the Board.

     The Audit Committee's responsibilities and powers as delegated by the Board of Directors are set forth in this Charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders. 447179.3/SPH/10282/0102/011304

PROXY
                              ATWOOD OCEANICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 12, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James M. Holland and Glen P. Kelley, or either of them as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $1.00 per share, held of record by the undersigned as of the close of business on December 31, 2003, at the Annual Meeting of Shareholders to be held on February 12, 2004 or any adjournment thereof:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE
ENVELOPE PROVIDED

1. ELECTION OF DIRECTORS:


 __ FOR all nominees listed
   (except as marked to the contrary)       __WITHHOLD authority to vote for
                                              all nominees listed

Nominees:
      DEBORAH A. BECK            GEORGE S. DOTSON         JOHN R. IRWIN
      ROBERT W. BURGESS          HANS HELMERICH           WILLIAM J. MORRISSEY


     (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name(s) in the line provided below.)

_______________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                               (see reverse side)


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made the Proxy will be voted FOR the election of all Directors.


                                 Please sign exactly as name
                                 appears hereon.

________________________, 2004   _________________________________________
DATED                            SIGNATURE

                                 _________________________________________
                                 SIGNATURE IF JOINTLY HELD

                                 NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.
                                 If a corporation, please sign in full
                                 corporate name by President or other
                                 authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.